Acquisition	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
Acquisition

NOTE 5. Acquisition

On May 1, 2023 (the "acquisition date"), the Company acquired a 52.94% stake in PayNow Inc. ("PayNow") for $628,265 in cash, gaining control of PayNow. Following the acquisition date, PayNow’s assets, liabilities, and results have been consolidated in the Company’s consolidated financial statements. Acquisition-related costs, recognized as expenses when incurred, were insignificant.

On September 15 of the same year, the Company acquired 46.44% stake in PayNow for $1,517,730 in cash. The difference of $1,129,728 between the cash consideration and the carrying amount of the equity interest acquired was recognized in the accumulated deficit.

Through the acquisition of PayNow, the Company aims to collaborate with PayNow to enhance the payment solution and offer a more diverse range of services.

The table below summarizes the estimated fair values of the acquired assets and liabilities as of the acquisition date. The acquired assets were valued at estimates of their current fair values based on management’s estimates and consultation with an independent appraiser.

Purchase consideration
Cash paid	$628,265
Fair value of the identifiable assets acquired and liabilities assumed:
Cash and restricted cash	4,278,870
Other financial assets	5,961,325
Current assets, other than cash	135,227
Property, plant and equipment	40,034
Right-of-use assets	137,231
Intangible assets	208,211
Other non-current assets	54,073
Accounts payable	(52,948)
Lease liabilities current	(52,427)
Other current liabilities	(9,803,312)
Lease liabilities non-current	(87,220)
Other non-current liabilities, others	(31,298)
Noncontrolling interest	(446,786)
Total identifiable net assets acquired	340,980
Goodwill	$287,285